UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
FORM 8-K
__________________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2021
Cerner Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-15386	43-1196944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Rockcreek Parkway		64117
North Kansas City,	Missouri
(Address of Principal Executive Offices)		(Zip Code)
(816) 221-1024
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CERN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 14, 2021, Cerner Corporation ("Cerner") and John T. Peterzalek, Cerner's Executive Vice President and Chief Client & Services Officer, agreed to terms pursuant to which Mr. Peterzalek will depart from Cerner on February 27, 2021. Effective as of close of business on January 14, 2021, Mr. Peterzalek transitioned to Executive Senior Advisor and all of his responsibilities were reassigned to Travis Dalton, who has been promoted to Executive Vice President and Chief Client & Services Officer effective January 15, 2021. Mr. Peterzalek's departure is not the result of any dispute or disagreement with Cerner, its Board of Directors, or its management, or any matter relating to Cerner's operations, policies or practices.

On the same date, Mr. Peterzalek and Cerner entered into a letter agreement memorializing the terms of his separation. Pursuant to such agreement, including among other matters Mr. Peterzalek's agreement to provide transition services, and subject to his execution and non-revocation of a Separation Agreement containing a general release of claims, Mr. Peterzalek will be entitled to receive severance and the vesting of his outstanding equity awards pursuant to the terms of his Executive Severance Agreement dated December 14, 2017, which was previously filed as Exhibit 10.13 to the Company’s annual report on Form 10-K filed February 8, 2019.

The foregoing description of the letter agreement and Separation Agreement with Mr. Peterzalek does not purport to be complete and is qualified in its entirety by reference to the full text of such letter agreement and Separation Agreement. Cerner will file the letter agreement as an exhibit to a subsequent periodic report filed with the U.S. Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERNER CORPORATION

Date: January 15, 2021	By:	/s/ Marc G. Naughton
Marc G. Naughton, Executive Vice President
and Chief Financial Officer